Subsequent events	6 Months Ended	12 Months Ended
	Jun. 30, 2014	Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent events

9. Subsequent Events

MabVax Common Stock Financing

Subsequent to June 30, 2014, MabVax issued shares of common stock for aggregate proceeds of approximately $2,460,600, net of issuance costs of $133,400, in a private placement pursuant to Section 4(a)(2) and Regulation D of the Securities Act with certain institutional investors, or the MabVax Private Placement, pursuant to Common Stock Purchase Agreements by and among MabVax and certain institutional investors party thereto, or the MabVax Purchase Agreement. Pursuant to the MabVax Purchase Agreement, MabVax agreed to issue the purchasers participating in closings held under the MabVax Private Placement prior to the closing of the Merger with Telik additional “anti-dilution” shares of MabVax common stock, for no additional consideration should MabVax sell shares of its common stock in the future (subject to certain customary exceptions, such as upon the conversion or exercise of then outstanding convertible securities, the securities issued in the merger and issuances under the MabVax option plan) at a price lower than $2.54 per share (or $1.16 per share after giving effect to the merger) prior to the first to occur of (x) December 31, 2015 and (y) the date on which MabVax raised an aggregate of $10,000,000. The number of additional shares would be calculated on a weighted average based on the price per share of equity securities sold by MabVax following the initial closing of the MabVax Private Placement and in no event would a purchaser be issued a number of additional shares of MabVax common stock in excess of 33% of the number of shares initially purchased by such purchaser and held as of the date of any anti-dilution adjustment. These shares of MabVax common stock issued in the MabVax Private Placement were converted into shares of Telik common stock in connection with the Merger. MabVax’s obligations with respect to the anti-dilution provisions in the Merger were assumed by Telik, and these provisions now apply to sales of Telik’s common stock.

Exercise of C-1 Warrants

On July 7, 2014, MabVax received $1.5 million in exchange for the exercise by holders of Series C-1 warrants to purchase 1,827,979 shares of Series C-1 preferred stock, which, if converted into shares of Common Stock immediately prior to the merger and including accrued dividends thereon, would represent 1,866,475 shares of MabVax common stock.

Merger with Telik, Inc.

On July 8, 2014, MabVax merged with a wholly owned subsidiary of Telik, Inc. (OTCQB: TELK), a clinical stage life sciences company engaged in the discovery and development of small molecule therapeutics primarily in the field of cancer. As a result of the consummation of the Merger, as of the Closing Date, the former stockholders, option holders and warrant holders of MabVax were issued, based on the methodology set forth in the Merger Agreement (which excluded certain out of the money convertible securities and calculated others on a net-exercise basis), approximately 85% of the outstanding shares of Telik common stock on a fully diluted basis and the stockholders, option holders and warrant holders of Telik prior to the Merger owned approximately 15% of the outstanding shares of Telik common stock on a fully diluted basis, calculated based on the methodology set forth in the Merger Agreement. As a result of the Merger, change of control of Telik occurred.

For accounting purposes, the Merger is treated as a “reverse acquisition” and MabVax is considered the accounting acquirer. As a result, the historical financial statements of MabVax constitute the historical financial statements of the merged companies. The transaction is considered a business combination as Telik is considered an operating entity. For accounting purposes, MabVax is treated as the continuing reporting entity.

$1.5 Million Contract Award

On August 25, 2014, the Company was awarded a $1.5 million contract for the Phase 2 portion of a Small Business Innovation Research (SBIR) contract from the National Cancer Institute (NCI). The contract is intended to support a major portion of the preclinical work being conducted by MabVax, together with its collaboration partner, Memorial Sloan-Kettering Cancer Center (MSKCC) to develop a novel Positron Emission Tomography (PET) imaging agent for detection and assessment of pancreatic cancer.

Exchange Agreement and Series C Preferred Stock

On September 3, 2014, the post-merger company, Telik, and certain holders of its issued and outstanding common stock, or the common stock, entered into an Exchange Agreement, or the Exchange Agreement, pursuant to which such holders agreed to exchange approximately 1,189,700 shares of common stock for an aggregate of approximately 118,970 shares of newly designated Telik Series C convertible preferred stock, or the Series C Convertible Preferred Stock.

As contemplated by the Exchange Agreement and as approved by Telik’s Board of Directors, Telik filed with the Secretary of State of the State of Delaware a Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock, or the Series C Certificate of Designations, on September 3, 2014. Holders of the Series C Convertible Preferred Stock are entitled to vote on an as converted basis on matters presented to Telik’s stockholders and, upon liquidation, share in distributions, on a pari passu basis with the holders of the common stock in amounts available for distribution following payments required to be made to the holders of Telik’s Series A-1 Convertible Preferred Stock and Telik’s Series B Convertible Preferred Stock. Each share of Series C Convertible Preferred Stock is convertible into ten shares of common stock subject to adjustment and the conversion limitations set forth in the Series C Certificate of Designations. When and as declared by Telik’s Board of Directors, the holders of the Series C Convertible Preferred Stock shall be entitled to receive dividends on an as converted basis (without regard to any limitations on conversion) with the holders of Telik common stock.

No stockholder currently expected to be a party to the Exchange Agreement is an “affiliate” of Telik within the meaning of Rule 144 as promulgated under the Securities Act, and each stockholder who is a party to the Exchange Agreement approached Telik with the proposed exchange transaction. The terms of the Exchange Agreement and Series C Certificate of Designations were determined by arms-length negotiation between the parties. The shares of common stock issuable pursuant to the Exchange Agreement have been, or will be, upon settlement, issued in reliance on the exemption from registration contained in Section 3(a)(9) of the Securities Act for securities exchanged by an issuer and an existing securityholder where no commission or other remuneration is paid or given directly or indirectly by the issuer for soliciting such exchange.

Temporary Waiver of Warrant Exercise Period

As reported on Telik’s Current Report on Form 8-K filed with the SEC on May 12, 2014, Telik entered into an Agreement and Plan of Merger, or the Merger Agreement, by and among Telik, Tacoma Acquisition Corp., a Delaware corporation and wholly owned-subsidiary of Telik, or Merger Sub, and the Company, pursuant to which Merger Sub merged with and into MabVax with MabVax surviving as a wholly-owned subsidiary of Telik. This transaction is referred to as the Merger. Telik and MabVax, entered into an Amendment No. 1 to the Merger Agreement on June 30, 2014, or Amendment No. 1. The parties to the Merger Agreement entered into an Amendment No. 2 to the Merger Agreement on July 6, 2014, or Amendment No. 2, and on July 8, 2014, or the Closing Date, the parties completed the Merger. In connection with the Merger, Telik issued Telik securities to MabVax’s security holders, as of the Closing Date and in exchange for securities owned by MabVax’s securityholders, as follows: (i) an aggregate of 9,349,841 shares of Telik common stock, (ii) an aggregate of 2,762,841 shares of Telik Series A-1 convertible preferred stock, par value $0.01 per share, convertible into an aggregate of 12,285,156 shares of Telik common stock as of the Closing Date, with such powers, designations, preferences and other rights as set forth in the Certificate of Designations, Preferences and Rights of Series A-1 Convertible Preferred Stock filed as Exhibit A to Amendment No. 2, (iii) warrants to purchase up to an aggregate of 16,442,087 shares of Telik’s common stock, with an exercise price of $0.4524974 per share and expiring on July 10, 2023, or the Merger Warrants, and (iv) options to purchase up to 1,552,694 shares of common stock. The Telik securities issued on May 12, 2014 in connection with the Merger were issued in a private placement transaction pursuant to Section 4(a)(2) and Rule 506(b) of Regulation D of the Securities Act.

The preamble of the Merger Warrants contains limitations prohibiting the Merger Warrant holders from exercising the Merger Warrants prior to the one year anniversary of the Closing Date, or July 8, 2015. On September 3, 2014, Telik sent a letter to the holders of the issued and outstanding Merger Warrants, the Waiver Letter, waiving, on a limited basis, the requirement set forth in the preamble of the Merger Warrants that the Merger Warrants may not be exercised until July 8, 2015 and permitting the Merger Warrants to be exercised, either through payment of the exercise price or on a net “cashless” basis, at any time during the period commencing on the date of the letter and ending on and including September 12, 2014, or the Waiver Period. The Waiver Letter also provides that, with respect to exercises pursuant to the Waiver Letter during the Waiver Period, the number of shares of Telik common stock issuable upon cashless exercise shall be determined in accordance with the formula set forth in the Waiver Letter rather than the formula set forth in Section 1(d) of the Merger Warrant.

Telik’s management hopes that this temporary waiver of the warrant exercise period limitation will gradually increase the number of its publicly held shares in furtherance of Telik’s continued efforts to satisfy NASDAQ’s Initial Listing Standards and regain trading eligibility for shares of its common stock on the NASDAQ Capital Market. Shares of Telik common stock issued upon exercise of the Merger Warrants will not be registered for resale during the Waiver Period and will be subject to resale restrictions per Rule 144 as promulgated by the Securities Act.

The foregoing descriptions of the Merger Agreement, the Merger Warrants and the Waiver Letter are not complete and are subject to, and qualified in their entirety by, the full text of the Merger Agreement.

Juno Therapeutics, Inc. Option Agreement

On August 29, 2014, MabVax entered into an Option Agreement, or the Option Agreement, with Juno Therapeutics, Inc., or Juno. Pursuant to the Option Agreement, MabVax granted Juno the option to obtain an exclusive, world-wide, royalty-bearing license, or the License, authorizing Juno to develop, make, have made, use, import, have imported, sell, have sold, offer for sale and otherwise exploit certain patents MabVax developed with respect to fully human antibodies with binding specificity against human GD2 or sialyl Lewis A antigens, or the Patents, and certain MabVax controlled biologic materials. Juno may exercise its option to purchase the License until the earlier of June 30, 2016 or 90 days from the date Memorial Sloan-Kettering Cancer Center, or MSKCC, completes its research with respect to the Patents in accordance with the terms of agreements by and between MSKCC and MabVax.

The Option Agreement may be terminated by either party (i) upon material breach of the other party if the breach is not cured within 30 days, or (ii) with 60 days’ prior written notice in the event the other party becomes the subject of a voluntary or involuntary petition in bankruptcy. Juno may terminate the Option Agreement at any time upon 30 days’ prior written notice. MabVax may terminate the Option Agreement if Juno, or any Juno employee or affiliate, is a party to any action or proceeding in which Juno, or any Juno employee or affiliate, opposes the Patents or otherwise seeks a determination that any of the Patents are invalid or unenforceable if Juno, or as applicable, its employee and/or affiliate, fails to discontinue its involvement in such an action within 10 days of receiving notice from MabVax.

As consideration for the grant of the exclusive option to purchase the License, Juno will pay MabVax a one-time up-front option fee in the low five figures. Should the option be exercised, MabVax would expect to negotiate with Juno to pay a combination that includes MabVax license fees, milestones, and royalty-based compensation in connection with entering into a License. The terms of the License including the financial terms are expected to be agreed upon at a future date.

Reverse Stock Split, Name Change and Increase in Authorized Shares

On September 8, 2014, Telik filed an amended and restated certificate of incorporation to increase the authorized number of shares of Telik common stock to a new total of 150,000,000 shares, increase the number of shares of Telik’s preferred stock to a new total of 15,000,000 shares, and change the name of Telik, Inc. to “MabVax Therapeutics Holdings, Inc.” The amendment and restatement of the certificate of incorporation effectuating the name change and above authorized share increases were approved by Telik’s stockholders at the special meeting and by the Board of Directors at a meeting of the Board, each such meeting held on September 8, 2014.

On September 8, 2014, following the filing of the amended and restated certificate, Telik filed a certificate of amendment to the amended and restated certificate of incorporation to effect an 8-for-1 reverse stock split, or the reverse split, effective as of 4:01p.m. Eastern Time, or the Effective Time, on September 8, 2014, or the Effective Date. The reverse split was approved by Telik’s stockholders at the special meeting and by the Board of Directors at a meeting of the Board, each such meeting held on September 8, 2014.

On the Effective Date, immediately and without further action by Telik’s stockholders, every 8 shares of Telik common stock, issued and outstanding immediately prior to the Effective Time was automatically converted into 1 share of Telik common stock. As a result of the reverse split and calculated as of the Record Date, the number of outstanding shares of Telik common stock was reduced to approximately 1,741,617, excluding outstanding and unexercised share options and warrants and subject to adjustment for fractional shares. No fractional shares were issued as a result of the reverse split and, in lieu of these fractional shares, any holder of less than 1 share of Telik common stock was entitled to receive cash for such holder’s fractional share equal to the product of such fraction multiplied by the average of the last reported bid and ask prices of Telik’s common stock at 4:00 p.m., Eastern time, end of regular trading hours on OTCQB marketplace, during the 10 consecutive trading days ending on the last trading day prior to the Effective Date. Further, any options, warrants and contractual rights outstanding as of the Effective Date that were subject to adjustment were adjusted in accordance with their terms. These adjustments included, without limitation, changes to the number of shares of Telik common stock that may be obtained upon exercise or conversion of these securities, and changes to the applicable exercise or purchase price of such securities.

Shares of Telik common stock began to trade on OTCQB marketplace on a post-split basis under the name MabVax Therapeutics Holdings, Inc. on September 10, 2014 under the new CUSIP number 55414P108. Commencing on or about October 8, 2014, shares of Telik common stock will begin trading on the OTCQB marketplace on under the trading symbol “MBVX.”

Note 10 – Subsequent events

GigaGen, Inc. agreement

In January 2014, the Company entered into a Material Transfer Agreement with GigaGen, Inc. that is directed to a project for the evaluation of human immune responses to vaccination against specific cancer antigens (the “GigaGen Agreement”). MabVax will provide certain materials and GigaGen will use its proprietary technology to analyze the immune response and identify novel human antibody sequences. Each company is responsible for its own expenses. No funds were transferred to either party, and there are no other financial obligations stated in the GigaGen Agreement. Unless otherwise terminated in accordance with its terms, the GigaGen Agreement will expire upon the one-year anniversary.

Sialix, Inc. Letter agreement

In January 2014, the Company signed a Letter Agreement (the “Letter Agreement”) with Sialix, Inc. (“Sialix”) which modified certain terms of a Material Transfer Agreement (“MTA”) which the Company entered into in December 2013. Under the MTA, the Company provided certain antibody materials for testing and evaluation by Sialix. The Letter Agreement provided that MabVax would not provide the same materials to a third-party for the six-month period in which Sialix is conducting their testing. No funds were transferred to either party, and there are no other financial obligations in the Letter Agreement. The Letter Agreement will terminate at the end of July 2014 and the MTA will terminate in December 2014.

Series C preferred stock purchase agreement

On February 12, 2014, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) and issued 3,697,702 shares of Series C-1 convertible preferred stock, warrants to purchase 7,395,404 of common stock at approximately $1.01 a share (the “Common Warrants”) and warrants to purchase 1,848,851 shares of Series C-1 convertible preferred stock at $0.84 a share (the “C-1 Warrants”), respectively, for aggregate gross proceeds of $3,100,000, net of issuance costs of $31,345 (the “Series C Financing”). The Common Warrants expire February 13, 2022, and the C-1 Warrants expire upon registration of the shares of common stock of the Company (or a successor entity) under the Securities Act of 1933, as amended (the “1933 Act”).

In connection with the Series C Financing, the Company agreed to use its reasonable best efforts to raise at least an additional $3,750,000 through the sale and issuance of shares of common stock initially intended to be at $4.19 per share (the “Subsequent Capital Raise”). Substantially all of the investors in the Series C-1 Financing executed a financing commitment letter (such letters, the “Financing Commitment Letters”) to purchase a pro rata number of shares of common stock at the purchase price of $4.19 per share, representing in the aggregate at least $750,000, subject to certain terms and conditions that the Company may or may not meet, including raising at least $3,000,000 from new investors in the Subsequent Capital Raise. In addition, each such commitment letter provides that, in the event that less than $3,000,000 from new investors in the Subsequent Capital Raise and subject to certain terms and conditions that the Company may or may not meet, each investor party to such letter shall purchase shares of a to be authorized series of preferred stock designated as Series C-2 convertible preferred stock at $4.19 per share and in the aggregate amount of up to $3,000,000 (the “Backstop Capital Raise”).

On May 12, 2014, the Company and certain investors amended the Securities Purchase Agreement to, among other things, (i) lower the price per share of the Subsequent Capital Raise from $4.19 to approximately $2.76 per share, and (ii) provide that the price per share payable by investors as set forth in the Financing Commitment Letters would henceforth be the lower of (A) $4.19 a share and (B) the lowest price paid in the Subsequent Capital Raise. The price per share of the Backstop Capital Raise was not changed as a result of the amendment.

The rights, preferences and privileges of the Series C-1 convertible preferred stock and the Series C-2 convertible preferred stock (collectively, the “Series C”) are substantially the same, with the only material difference being the liquidation preference and conversion price of each such series, which is initially equal to their respective issuance price. The holders of Series C may require that the Company redeem their shares of Series C, including any accrued but unpaid dividends, upon the occurrence of any of the following events (each, a “Triggering Event”): the suspension of trading of common stock following registration of such shares, the failure to issue shares of common stock upon conversion of any Series C, the failure to authorize sufficient shares of common stock to permit the conversion of all outstanding Series C and exercise of all Common Warrants and C Warrants, failure to make certain required payments to the holders in excess of $25,000, a default on indebtedness in the aggregate amount of $100,000, bankruptcy events, judgments requiring payments in excess of $100,000, consummation of a change of control with an entity which does not have a class of securities registered for trading, failure of the Company to initiate the process of becoming publicly traded (either through a merger into a public company or the filing of a registration statement) within 4 months of the closing of the Series C Financing, failure to complete such merger within one year or such registration within 4 months of the closing of the Series C Financing, issuance of common stock in violation of certain restrictions relating to employee equity, issuance of debt in violation of any agreement relating to the Series C Financing, failure to convert the Series A or Series B Preferred Stock on or prior to the date the Company becomes publicly tradable, any deviation of 20% or more from the annual budget approved by such holders, any deviation of 5% or more with respect to auditing and investors’ relations expenses, failure to deliver the 2013 audited financials within 45 days of the closing of the Series C Financing, any deviation of any line item of the 2013 audited financials from those set forth in the 2013 unaudited financials delivered in connection with the Series C Financing or a breach of any representation, warranty, covenant or other term or condition of any agreement relating to the Series C Financing. Certain Triggering Events had occurred as of May 9, 2014, but were subsequently waived by the holders of Series C.

Series C

Conversion

The holders of Series C-1 and Series C-2 may at any time voluntarily convert each share into a number of fully paid shares of common stock determined by dividing the liquidation preference (described below) by the initial conversion price of $0.84 and $4.19 per share, respectively. Conversion is subject to (a) proportional adjustment for certain dilutive issuances, splits, combinations and other recapitalizations or reorganizations and (b) a full ratchet anti-dilution adjustment upon issuance of shares of common stock (or securities convertible into shares of common stock) at a price per share (or with a conversion or exercise price per share) less than the applicable conversion price, and subject to customary carve outs and exclusions.

Under the terms described for a mandatory conversion, all outstanding Series C shares shall be automatically converted into shares of Common Stock upon the affirmative election of the holders of a majority of the issued and outstanding shares of Series C. In the event that the Company does not issue the shares of common stock upon conversion of any Series C shares, certain penalties, which may be paid in the form of cash or additional shares of common stock, will accrue. The number of shares of common stock issuable upon conversion of Series C held by any particular holder, together with all affiliates of such holder, is capped at 4.99% of the issued and outstanding shares of common stock of the Company. Any shares in excess of such amount will be held in abeyance until such time as the issuance of such shares of common stock would not put such holder, together will all affiliates of such holder, above 4.99%. An individual holder may elect to increase this limit to up to 9.99% effective 61 days after providing notice to the Company.

Dividends

The holders of Series C are entitled to cumulative cash dividends of 8% per annum, when and if declared by the Board of Directors. Such dividends are in preference to and prior to any payment of any dividend on Series B, Series A or common stock. If any dividend is declared and paid on any common stock, Series B or Series A, a dividend shall be declared and paid on Series C preferred stock on an “as converted” basis.

Liquidation preference

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, Series C-1 and C-2 stockholders shall be paid an amount equal to $0.84 and $4.19 per share, respectively, plus all accrued dividends, as adjusted to reflect any stock splits, stock dividends or other recapitalization. In addition, after setting apart or paying in full the Series C, Series A and B liquidation preference, any remaining assets of the Company available for distribution to stockholders, if any, shall be distributed to all stockholders of the Company with holders of preferred stock participating on an as converted basis without actually converting their preferred stock into common stock.

In the event that upon liquidation or dissolution, the assets and funds of the Company are insufficient to permit the payment to preferred stockholders of the full preferential amounts, then the entire assets and funds of the Company legally available for distribution are to be distributed ratably first to the holders of Series C, second to holders of Series B redeemable convertible preferred stock, third to the holders of Series A redeemable convertible preferred stock and fourth on a pro rata basis to all stockholders of the Company on an as-converted basis.

Voting rights

Each holder of Series C redeemable convertible preferred stock is entitled to the number of votes equal to the number of shares of common stock into which such holder’s shares are convertible. In addition, the consent of the Required Holders is required in certain circumstances.

Merger transaction

On May 12, 2014, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Telik, Inc. (“Telik”), and Tacoma Acquisition Corp., Inc., a Delaware corporation and wholly-owned subsidiary of Telik (the “Merger Sub”).

Upon the terms and subject to the satisfaction of the conditions described in the Merger Agreement, including approval of the transaction by Telik’s stockholders, upon the consummation of the merger, the Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Telik. The Merger is intended to qualify as a tax-free reorganization for U.S. Federal income tax purposes.

At the effective time of the Merger: (a) all shares of the Company’s Series A Preferred Stock and Series B Preferred Stock shall be automatically converted into shares of the Company’s Common Stock, (b) all outstanding shares of the Company’s Common Stock would be converted into and exchanged for shares of Telik’s Common Stock, par value $0.01 per share (the “Common Stock”), (c) all outstanding shares of the Company’s Series C-1 Preferred Stock would be converted into and exchanged for shares of Telik’s Series A-1 Preferred Stock, par value $0.01 per share (the “Series A-1 Preferred Stock”), (d) each outstanding shares of the Company’s series C-2 preferred stock would be converted into and exchanged for shares of Telik’s Series A-2 Preferred Stock, par value $0.01 per share, (the “Series A-2 Preferred Stock” and together with the Series A-1 Preferred Stock, the “Preferred Stock”) (e) each outstanding Company option and warrant to purchase the Company’s common stock would become options and warrants to purchase Telik’s Common Stock, and (f) each outstanding Company warrant to purchase the Company’s preferred stock would be cancelled for no consideration.

Under the exchange ratio formula in the Merger Agreement, as of immediately after the Merger, the former MabVax equity holders are expected to own approximately 85% of the aggregate number of shares of Telik’s Common Stock and Telik’s Preferred Stock (on a fully diluted and as-converted basis) and the former Telik equity holders as of immediately prior to the Merger (including the new stockholders of Telik that could result as part of any potential financing prior to the merger are expected to own approximately 15% of Telik’s aggregate number of Common Stock and Preferred Stock (on a fully diluted and as converted to Common Stock basis). Under certain circumstances relating to the delisting of the shares of Telik’s Common Stock from the NASDAQ Capital Market, the above referenced ownership split of 85%/15% will be adjusted and revised to 95%/5%.

The Merger Agreement contains customary representations, warranties and covenants made by Telik and MabVax, including covenants relating to obtaining the requisite approvals of the stockholders of Telik and MabVax, indemnification of directors and officers, and Telik’s and MabVax’s conduct of their respective businesses between the date of signing the Merger Agreement and the closing of the Merger.

The issuance of Telik’s shares of Common Stock and Preferred Stock in the Merger and in the Subsequent Capital Raise described above, amendments of the Telik charter related to an increase in the authorized number of shares of Telik Common Stock and Preferred Stock and a potential reverse stock split to maintain Nasdaq listing maintenance standards and other transactions contemplated by the Merger Agreement are subject to approval by Telik’s stockholders. The Merger is subject to other customary closing conditions, including, among other things, the accuracy of the representations and warranties, subject to certain materiality qualification, compliance by the parties with their respective covenants, the existence of certain working capital for Telik and no existence of any law or order preventing the Merger and related transactions.

The Merger Agreement contains certain termination rights for both Telik and MabVax, and provides for the payment of a termination fee of $375,000 by Telik to MabVax upon termination of the Merger Agreement under specified circumstances.

MabVax’s stockholders adopted the Merger Agreement on May 12, 2014.

Dawson James engagement agreement

In March 2014, the Company entered into an Engagement Agreement with Dawson James (“Dawson” and the “Dawson Agreement”), in which the Company retained Dawson to advise and structure a series of capital market activities and transactions. The Dawson Agreement is a non-exclusive agreement for a one-year period and may be terminated earlier by either party.

Gallus BioPharmaceuticals agreement

In April 2014, the Company entered into an agreement for development and manufacturing services with Gallus BioPharmaceuticals pursuant to which Gallus will manufacture clinical supplies of MabVax’s recombinant fully-human antibody development product designated 5B1 (the “Gallus Agreement”). As consideration for the services provided in the Agreement, the Company expects to pay Gallus approximately $2,400,000 over the 15 month life of the contract. Unless otherwise terminated in accordance with its terms, the Gallus Agreement will expire upon completion of the Services or after a period of five years.

The Company has evaluated subsequent events through May 12, 2014, which is the date the financial statements were available to be issued.